UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2015

IPC HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617

North Hollywood, California 91602

(Address of principal executive offices including Zip Code)

(888) 447-2362

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Settlement of Certain Stockholder Litigation

As previously disclosed, on August 4, 2015, IPC Healthcare, Inc., a Delaware corporation (the “Company” or “IPC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Team Health Holdings, Inc., a Delaware corporation (“Team Health”), together with Intrepid Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a direct, wholly-owned subsidiary of Team Health, providing for, subject to the satisfaction or waiver of specified conditions, the acquisition of the Company by Team Health at a price of $80.25 per share in cash pursuant to a merger (the “Merger”) of Merger Sub with and into the Company.

As previously disclosed, two purported stockholders of IPC each filed a putative class action complaint in the Delaware Court of Chancery on behalf of a purported class of stockholders naming IPC, each of IPC’s current directors, Team Health and Merger Sub as defendants (the “Defendants”). By order of the court, these actions were consolidated (and are collectively referred to as the “Litigation”), and all further litigation relating to or arising out of the merger was directed to be consolidated with such actions. A third action was filed in the Delaware Court of Chancery and, pursuant to order of the court, is required to be consolidated with the previously-filed actions.

On November 6, 2015, the Defendants entered into a Memorandum of Understanding with the plaintiffs in the Litigation providing for the settlement and the release of all claims that were or could have been brought against the Defendants in the Litigation based upon a duty arising under Delaware law to disclose or not omit material information in connection with the Merger, upon entry of a final order by the Delaware Court of Chancery approving the settlement. In the Memorandum of Understanding, IPC agreed to file a Form 8-K making certain supplemental disclosures to the definitive proxy statement of IPC on Schedule 14A dated October 15, 2015 relating to the Merger and the Merger Agreement (the “Proxy Statement”).

The Defendants believe that no additional disclosure is required to supplement the Proxy Statement under applicable laws. However, to avoid the risk that the Litigation may delay or otherwise adversely affect the consummation of the Merger, and to minimize the expense of defending the Litigation, IPC has agreed, pursuant to the terms of the Memorandum of Understanding, to make certain supplemental disclosures to the Proxy Statement. The supplemental disclosures to the Proxy Statement are set forth below. The Memorandum of Understanding contemplates that, subject to completion of certain confirmatory discovery by counsel to the plaintiffs, the parties will enter into a stipulation of settlement. The settlement contemplated by the parties will be subject to customary conditions, including consummation of the Merger, certification of the class alleged in the Litigation, and court approval following notice to IPC’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Delaware Court of Chancery will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the presiding court, such settlement will resolve and release all claims that were or could have been brought against the Defendants based upon a duty arising under Delaware law to disclose or not omit material information (including a claim for negligent misrepresentation) in connection with the Merger, pursuant to terms that will be disclosed to stockholders of IPC prior to final approval of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Delaware Court of Chancery will approve the settlement even if the parties were to enter into such a stipulation. If the Delaware Court of Chancery does not approve the settlement, such proposed settlement, as contemplated by the Memorandum of Understanding, may be terminated.

Supplements to the Proxy Statement

The following disclosure supplements page 34 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” by adding the following immediately following the second full paragraph on such page:

In April 2015, our board engaged Evercore to provide financial advisory services in connection with a potential acquisition by IPC. Pursuant to that engagement, the board shared information with Evercore regarding IPC’s financial situation, strategy, and projected growth. However, this potential acquisition was not consummated.

The following disclosure supplements and restates the second full paragraph on page 35 of the Proxy Statement in the section entitled “The Merger—Background of the Merger”:

During the weeks of June 22 and June 29, representatives from Credit Suisse, at the request of our board, contacted nine (9) additional prospective strategic parties in the healthcare industry (including Team Health, Party C, Party D, Party E and another company in the healthcare industry (which we refer to as “Party F”)) on behalf of IPC to discuss a potential acquisition. Of these nine (9) additional prospective parties, six (6) expressed interest in obtaining further information regarding IPC and four (4) of these parties (Team Health, Party C, Party E and Party F) ultimately entered into nondisclosure and standstill agreements with IPC. On July 2, 2015, Team Health and IPC entered into the nondisclosure and standstill agreement. None of these nondisclosure and standstill agreements prohibit the counterparty from privately (and not publicly) submitting to the Company a proposal to acquire IPC following the execution by IPC of a definitive merger agreement with a third party. The four parties that entered into nondisclosure and standstill agreements were sent Confidential Information Presentations and commenced diligence relating to the potential acquisition. Over the next several weeks each of the six (6) parties (with the exception of Team Health) that had expressed interest in IPC ultimately indicated to Credit Suisse that, for a variety of reasons, they did not intend to submit a letter of interest and were not prepared to move forward with the process to acquire IPC.

The following disclosure supplements and restates the first full paragraph on page 37 of the Proxy Statement in the section entitled “The Merger—Background of the Merger”:

From the outset of the Board’s consideration of potential business combinations, the Board had contemplated that it might engage an additional investment bank to render an opinion with respect to a potential transaction once such a transaction appeared sufficiently likely. Although Credit Suisse had previously provided capital markets and other investment banking services to Team Health for which it had received aggregate fees, discounts and commissions of less than $100,000 since January 1, 2013, the Board noted that it did not consider those services to be material and did not believe that they impaired Credit Suisse’s ability to provide the Board with objective advice with respect to a potential transaction. During the weeks of July 20 and July 27, Evercore performed preliminary work in preparation for potentially rendering a fairness opinion. On the morning of July 31, 2015, our board held a special telephonic meeting at which representatives of Credit Suisse and Evercore were present. Pursuant to the Cooper Recusal, Dr. Cooper was not present for this meeting. The board then considered the engagement of Evercore, which had periodically provided IPC with advice. After a discussion of the qualifications of Evercore, our board determined to engage Evercore to provide our board with an additional opinion regarding the fairness from a financial point of view of the consideration to be received by our stockholders in any transaction. Evercore was chosen as an additional financial advisor based on its strong reputation as a mergers and acquisitions financial advisor, its expertise in the medical services industry, and its recent track record and familiarity with IPC, including Evercore’s familiarity with IPC’s financial situation, strategy, and projected growth resulting from Evercore’s ongoing advice following its April 2015 engagement by IPC. Our board then reviewed the ongoing discussions with Team Health and Party A and the request for final proposals no later than 2:00 p.m. that day.

The following disclosure supplements page 44 of the Proxy Statement in the section entitled “The Merger—Financial Projections” by supplementing and restating the first table on such page with the table set forth below:

The following is a summary of the Management Projections:

Management Projections

(dollars in millions)

	FY2015E	FY2016E	FY2017E	FY2018E	FY2019E
Total Revenues	$759	$869	$1,008	$1,170	$1,358
Stock-Based Compensation	$8	$9	$10	$11	$13
Organic Capital Expenditures	$8	$8	$9	$10	$11
Acquisition Capital Expenditures	$86	$83	$67	$78	$91
EBITDA (1)(2)	$72	$88	$105	$124	$146
Operating income (1)(2)	$65	$80	$96	$114	$136
Net income (1)(2)	$39	$47	$56	$67	$79

(1)	Excludes net change in fair value of contingent consideration from prior acquisitions of physician practices.
(2)	Presented net of stock-based compensation expense.

The following disclosure supplements and restates the fourth full paragraph on page 50 of the Proxy Statement in the section entitled “The Merger—Opinions of Our Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC—Selected Companies Analysis”:

Credit Suisse considered certain financial data for IPC and selected companies with publicly traded equity securities Credit Suisse deemed relevant. The selected companies were selected because they were deemed to be similar to IPC in one or more respects, including the nature of their business, size, diversification and financial performance. Unless the context indicates otherwise, share prices for the selected companies used in the selected companies analysis described below were as of July 31, 2015. The estimates of IPC’s future financial performance for the calendar years ending December 31, 2015 and 2016 used in the Selected Companies Analysis described below were based on the Management Projections. Estimates of the future financial performance of the selected companies listed below for the calendar years ending December 31, 2015 and 2016 were based on publicly available research analyst estimates for those companies. Because the publicly-available research analyst estimates of EBITDA for the following selected companies did not treat stock-based compensation as an expense, but IPC management did treat stock-based compensation as an expense in calculating the projected EBITDA included in the Management Projections, estimates of EBITDA for the calendar years ended December 31, 2015 and 2016 for Envision Healthcare Holdings, Inc., Team Health Holdings, Inc. and AmSurg Corp. were adjusted based on publicly available research analyst estimates to include stock-based compensation as an expense.

The following disclosure supplements and restates the second full paragraph on page 51 of the Proxy Statement in the section entitled “The Merger—Opinions of Our Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC—Selected Companies Analysis”:

Taking into account the results of the selected companies analysis and its experience and professional judgment, Credit Suisse applied multiple ranges of 12.5x to 15.5x to IPC’s CY 2015E EBITDA and 11.0x to 14.0x to IPC’s CY 2016E EBITDA. The selected companies analysis indicated an implied valuation reference range of $45.54 to $62.49 per share of IPC common stock, as compared to the proposed merger consideration in the merger pursuant to the merger agreement of $80.25 per share of IPC common stock.

The following disclosure supplements and restates the first full paragraph on page 52 of the Proxy Statement in the section entitled “The Merger—Opinions of Our Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC—Selected Transactions Analysis”:

Taking into account the results of the selected transactions analysis and its experience and professional judgment, Credit Suisse applied a multiple range of 10.0x to 12.5x to IPC’s LTM EBITDA as of June 30, 2015. The selected transactions analysis indicated an implied valuation reference range of $34.65 to $44.12 per share of IPC common stock as compared to the proposed merger consideration of $80.25 per share of IPC common stock in the merger pursuant to the merger agreement.

The following disclosure supplements and restates the second full paragraph on page 52 of the Proxy Statement in the section entitled “The Merger—Opinions of Our Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC—Discounted Cash Flow Analysis”:

Credit Suisse also performed a discounted cash flow analysis of IPC based on the Management Projections, which did not give effect to the potential financial implications of IPC’s participation in BPCI, by calculating the estimated net present value of the projected unlevered free cash flow of IPC through December 31, 2019. For purposes of its discounted cash flow analyses, Credit Suisse defined unlevered free cash flow as non-GAAP earnings before interest, taxes, depreciation and amortization, less (i) taxes, (ii) organic and acquisition capital expenditures and (iii) change in working capital. In performing its discounted cash flow analysis, Credit Suisse did not make adjustments to the Management Projections for EBITDA, which treated stock-based compensation as an expense. Credit Suisse did not include IPC’s net operating loss carryforwards in its discounted cash flow analysis. Credit Suisse applied a range of terminal value multiples of 11.5x to 15.5x to IPC’s estimated LTM 2019E EBITDA and discount rates ranging from 6.5% to 7.5%. The discounted cash flow analysis of IPC based on the Management Projections indicated an implied valuation reference range of $55.45 to $81.39 per share of IPC common stock, as compared to the proposed merger consideration of $80.25 per share of IPC common stock in the merger pursuant to the merger agreement.

The following disclosure supplements and restates the second full paragraph and the accompanying table on page 56 of the Proxy Statement in the section entitled “The Merger—Summary of Material Financial Analyses of Evercore—Peer Group Trading Analysis”:

Evercore performed a peer group trading analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Evercore compared certain of our financial information with equivalent publicly available consensus estimates as of July 31, 2015 for companies in the medical services industry that share similar business characteristics. These companies, together with certain of their trading statistics that Evercore, in its professional judgment, deemed relevant, consisted of the following:

Selected Medical Services Company	Enterprise Value to Estimated 2015 EBITDA Multiple	Enterprise Value to Estimated 2016 EBITDA Multiple	Estimated 2015 Earnings per Share Multiple	Estimated 2016 Earnings per Share Multiple
Envision Healthcare Holdings, Inc.	16.2x	13.7x	32.9x	26.0x
MEDNAX, Inc.	14.3x	13.1x	25.3x	22.6x
AmSurg Corp.	13.1x	11.7x	25.2x	21.7x
Team Health Holdings, Inc.	16.5x	14.4x	25.2x	22.3x

The following disclosure supplements and restates the first full paragraph and the accompanying table on page 57 of the Proxy Statement in the section entitled “The Merger—Summary of Material Financial Analyses of Evercore—Analysis of Precedent Transactions”:

Evercore reviewed publicly available information relating to selected acquisition transactions in the medical services industry (the “Precedent Transactions”). The Precedent Transactions reviewed, together with the multiple of each target’s aggregate value to last twelve months EBITDA, were:

Target	Acquirer	Aggregate Value / LTM EBITDA
vRad	MEDNAX, Inc.	11.1x
Vista Staffing Solutions	Envision Healthcare Holdings, Inc.	9.8x
Sound Physicians	Fresenius Medical Care	N/A – financial information for target not public
Sheridan Healthcare	AmSurg Corp.	12.2x
Healogics Holding Corp.	Clayton Dubilier & Rice	10.2x
CHG Healthcare Services Inc.	Leonard Green & Partners LP / Ares Management LLC	12.6x
Emergency Medical Services Corporation	Clayton Dubilier & Rice	9.7x
Sheridan Healthcare, Inc.	Hellman & Friedman LLC	12.1x
Team Health Holdings, Inc.	The Blackstone Group L.P.	9.3x
Merritt Hawkins (f/k/a MHA Group)	AMN Healthcare	11.0x

The following disclosure supplements and restates the third full paragraph, excluding the accompanying table, on page 57 of the Proxy Statement in the section entitled “The Merger—Summary of Material Financial Analyses of Evercore—Analysis of Precedent Transactions”:

Based on the range of multiples for the Precedent Transactions, Evercore used its professional judgment to select a range of multiples that implied prices per share of our common stock as set forth in the table below.

The following disclosure supplements and restates the fourth full paragraph on page 58 of the Proxy Statement in the section entitled “The Merger—Summary of Material Financial Analyses of Evercore—Discounted Cash Flow Analysis”:

For purposes of its discounted cash flow analyses, Evercore defined unlevered free cash flow as non-GAAP earnings before interest, taxes, depreciation and amortization, less (i) taxes, (ii) changes in working capital and (iii) capital expenditures, plus non-cash stock based compensation expense. Because IPC’s net operating loss carryforwards were, in Evercore’s professional judgment, of such small value and had such uncertainty of timing of, and limitations on, their use that they were de minimis to the overall value of the transaction, it did not include them in its discounted cash flow analysis. Evercore calculated the net present value of projected unlevered free cash flows for us for the years 2016 through 2019 and calculated terminal values based on a range of multiples of 10.0x to 12.0x of projected terminal 2020 non-GAAP EBITDA. Evercore selected these multiples of terminal adjusted EBITDA based on the application of historical NTM EBITDA multiples for the peer companies and their professional judgment. These values were discounted, using a midyear convention, to present values as of December 31, 2015 at discount rates ranging from 8.5% to 10.5%, which discount rates were selected based upon an analysis of the weighted average cost of capital of our company derived using the capital asset pricing model plus a size premium looking at the capital structures and costs of equity and debt of IPC and certain publicly traded peer companies.

The following disclosure supplements and restates the second full paragraph on page 60 of the Proxy Statement in the section entitled “The Merger—Summary of Material Financial Analyses of Evercore—General”:

In the two years prior to the date of its opinion, other than in connection with the engagement related to this transaction, the fee arrangements for which are described above, we have not paid any fees to Evercore. In addition, Evercore has advised us that, except for an immaterial matter unrelated to the transactions with IPC, for which Evercore has been engaged but not yet received any fees, in the two years prior to the date of its opinion it has not been engaged by, nor received fees from, Team Health. Evercore may seek to provide services to Team Health and us in the future and would expect to receive fees for the rendering of such services.

* * * * *

The supplemental disclosures to the Proxy Statement set forth in this Current Report on Form 8-K should be read alongside the Proxy Statement, and to the extent that information in this Current Report on Form 8-K differs from information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede such information contained in the Proxy Statement. Defined terms used in the supplemental disclosures but not otherwise defined herein with respect to the supplemental disclosures to the Proxy Statement have the meanings set forth in the Proxy Statement.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the words “will,” “expects,” “believes” and words or phrases of similar import. Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, risks or uncertainties associated with: the satisfaction of the conditions precedent to the consummation of the proposed transaction with Team Health Holdings, Inc., including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings instituted against IPC and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction; and other factors described in IPC’s annual report on Form 10-K for the year ended December 31, 2014 and quarterly report on Form 10-Q for the quarterly period ended September 30, 2015 filed with the U.S. Securities and Exchange Commission (the “SEC”). IPC assumes no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of IPC by Team Health Holdings, Inc. In connection with the proposed transaction, on October 15, 2015, IPC filed with the SEC the Proxy Statement, which was mailed to stockholders of record of IPC beginning on October 16, 2015. SECURITY HOLDERS OF IPC ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND PROPOSED TRANSACTION. Investors and security holders may obtain the Proxy Statement and other documents free of charge at the SEC’s web site, www.sec.gov, and may obtain documents filed by IPC free of charge from IPC’s website (www.ipchealthcare.com) under the tab “Investors” and then under the heading “SEC Filings.” In addition, the Proxy Statement and other documents filed by IPC with the SEC (when available) may be obtained from IPC free of charge by directing a request to IPC Healthcare, Inc., 4605 Lankershim Blvd., Suite 617, North Hollywood, CA 91602, Attention: Corporate Secretary or by calling (818) 766-3502.

Participants in Solicitation

IPC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of IPC common stock in respect of the proposed transaction. Security holders may obtain information regarding IPC and its directors and executive officers, including their respective names, affiliations and interests, in IPC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 23, 2015, and its definitive proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement regarding the proposed Merger and other relevant materials filed with the SEC. You can obtain free copies of these documents from the sources described above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

Date: November 6, 2015	By:	/s/ Adam D. Singer, M.D.
Adam D. Singer, M.D.
Chief Executive Officer